                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


              ----------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2001




                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
   ---------------------------------------------------------------------------
           (Exact names of registrants as specified in their charters)


             DELAWARE                               001-15843                              13-3989167
              TEXAS                                 333-48279                              74-1282680
 ---------------------------------          --------------------------             ----------------------------
  (States or other jurisdictions                (Commission File                          (IRS Employer
       of incorporation)                            Numbers)                            Identification Nos.)


                 4440 BRITTMOORE ROAD, HOUSTON, TEXAS                                        77041
 ---------------------------------------------------------------------               ----------------------
              (Address of principal executive offices)                                    (Zip Code)



                                 (713) 335-7000
                          -----------------------------
              (Registrants' telephone number, including area code)

Item 5.  Other Events

         On May 15, 2001, the Registration Statement on Form S-4 (File No. 333-57302) filed by BRL Universal Equipment 2001 A, L.P. and BRL Universal Equipment Corp. (collectively, the "Issuers"), Universal Compression Holdings, Inc. and Universal Compression Inc., with respect to the registration of $350,000,000 aggregate principal amount of the Issuer's new 8 7/8% senior secured notes due 2008 (the "New Notes") and our related lease and guarantee obligations was declared effective by the SEC, which registration statement is incorporated herein by reference. The New Notes are being offered in exchange (the "Exchange Offer") for up to all of the Issuers' existing 8 7/8% senior secured notes, $350,000,000 aggregate principal amount outstanding (the "Old Notes"), which were issued in a private placement transaction pursuant to Rule 144A under the Securities Act in February 2001. The Exchange Offer commenced on May 15, 2001 and will expire at 5:00 p.m., New York City time, on June 14, 2001. The terms of the New Notes issued in the Exchange Offer are substantially identical to the terms of the Old Notes, except that the New Notes do not restrict transfer and will be issued free of any covenants regarding exchange and registration rights. The Issuers will accept for exchange all outstanding Old Notes that are validly tendered and not withdrawn.

         This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the New Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

         Statements about our outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are beyond our control, that could cause our actual results to differ materially from such statements. While we believe that the assumptions concerning future events are reasonable, there are inherent difficulties in predicting certain important factors that could impact our future performance. Such risks and uncertainties include, but are not limited to, (1) failure to consummate acquisitions or integrate acquired businesses (including Weatherford Global, IEW Compression, Inc. and the international operations of Compressor Systems, Inc.) and businesses that we may acquire in the future, (2) conditions in the oil and gas industry, including the demand for natural gas as well as impacts from the price of natural gas and oil, (3) competition among the various providers of contract compression services, (4) changes in safety and environmental regulations pertaining to the production and transportation of natural gas, (5) changes in economic or political conditions in the markets in which we operate, (6) introduction of competing technologies by other companies, (7) the ability to retain and grow our customer base, (8) employment workforce factors, including loss of key employees, and (9) liability claims related to the use of the products and services. These factors, when applicable, are discussed in our filings with the Securities and Exchange Commission, copies of which are available to the public. We disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

      Exhibit No.                                      Description
      -----------                                      -----------
         10.1        Participation Agreement, dated as of February 9, 2001, among Universal Compression, Inc., as
                     Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Equipment 2001 A,
                     L.P., as Lessor, Bankers Trust Company and the other financial institutions listed on the signature pages thereto as Tranche B Lenders, the Bank of New York, not in its individual capacity but as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the
                     Tranche A Noteholders, BRL Universal Equipment Management, Inc., as Lessor General Partner,
                     Bankers Trust Company, as Administrative Agent and Collateral Agent for Tranche B Lenders
                     and Indenture Trustee on behalf of the Tranche A Noteholders, Deutsche Bank Alex. Brown
                     Inc., as Arranger, The Bank of Nova Scotia, as Syndicate Agent for Tranche B Lenders, Bank
                     One, N.A., as Documentation Agent for Tranche B Lenders, and First Union National Bank, as
                     Managing Agent (incorporated by reference to Exhibit 10.3 to Amendment No. 1 dated as of
                     April 26, 2001 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4
                     (File No. 333-57302)).

         10.2        First Amendment to Participation Agreement dated as of March 20, 2001 by and among Universal
                     Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL
                     Universal Equipment 2001 A, L.P., as Lessor, Bankers Trust Company and the other financial institutions listed on the signature pages thereto as Tranche B Lenders, BRL Universal
                     Equipment Management, Inc., as Lessor General Partner, Bankers Trust Company, as
                     Administrative Agent for Tranche B Lenders and Indenture Trustee acting on behalf of the
                     Tranche A Noteholders, and Bankers Trust Company, as Collateral Agent for Tranche B Lenders
                     and Indenture Trustee acting on behalf of the Tranche A Noteholders (incorporated by reference to Exhibit 10.4 to Amendment No. 1 dated as of April 26, 2001 to Universal
                     Compression Holdings, Inc.'s Registration Statement on Form S-4 (File No. 333-57302)).

Item 9.       Regulation FD Disclosure.

         The Company will release financial results for its fiscal 2001 fourth quarter and year-end on Wednesday, May 23, 2001, before the market opens. The Company will broadcast a conference call to investors on Wednesday, May 23, 2001, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time) to discuss its fourth quarter results and other corporate matters. Persons wishing to listen to the conference call live may do so by logging on to http://www.vcall.com at least 15 minutes prior to the designated start time and following the directions provided there, including entering "Universal Compression" or "UCO" in the box located at the top of the web page. This will allow time to install any software needed to access the call.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                 UNIVERSAL COMPRESSION HOLDINGS, INC.
                                 UNIVERSAL COMPRESSION, INC.
                                 (Registrants)



Date:  May 18, 2001              By:      /s/  RICHARD W. FITZGERALD
                                     -------------------------------------------
                                               Richard W. FitzGerald
                                            Senior Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.                                           Description
      -----------                                           -----------
         10.1        Participation Agreement, dated as of February 9, 2001, among Universal Compression, Inc., as
                     Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Equipment 2001 A,
                     L.P., as Lessor, Bankers Trust Company and the other financial institutions listed on the signature pages thereto as Tranche B Lenders, the Bank of New York, not in its individual capacity but as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the
                     Tranche A Noteholders, BRL Universal Equipment Management, Inc., as Lessor General Partner,
                     Bankers Trust Company, as Administrative Agent and Collateral Agent for Tranche B Lenders
                     and Indenture Trustee on behalf of the Tranche A Noteholders, Deutsche Bank Alex. Brown
                     Inc., as Arranger, The Bank of Nova Scotia, as Syndicate Agent for Tranche B Lenders, Bank
                     One, N.A., as Documentation Agent for Tranche B Lenders, and First Union National Bank, as
                     Managing Agent (incorporated by reference to Exhibit 10.3 to Amendment No. 1 dated as of
                     April 26, 2001 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4
                     (File No. 333-57302)).

         10.2        First Amendment to Participation Agreement dated as of March 20, 2001 by and among Universal
                     Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL
                     Universal Equipment 2001 A, L.P., as Lessor, Bankers Trust Company and the other financial institutions listed on the signature pages thereto as Tranche B Lenders, BRL Universal
                     Equipment Management, Inc., as Lessor General Partner, Bankers Trust Company, as
                     Administrative Agent for Tranche B Lenders and Indenture Trustee acting on behalf of the
                     Tranche A Noteholders, and Bankers Trust Company, as Collateral Agent for Tranche B Lenders
                     and Indenture Trustee acting on behalf of the Tranche A Noteholders (incorporated by reference to Exhibit 10.4 to Amendment No. 1 dated as of April 26, 2001 to Universal
                     Compression Holdings, Inc.'s Registration Statement on Form S-4 (File No. 333-57302)).





                                      -5-